Clayton Street Trust

Protective Life Dynamic Allocation Series – Conservative Portfolio

Protective Life Dynamic Allocation Series – Moderate Portfolio

Protective Life Dynamic Allocation Series – Growth Portfolio

(the "Portfolios")

Supplement dated February 13, 2024

to Currently Effective Prospectus

and Statement of Additional Information

Effective May 1, 2024, Scott M. Weiner will no longer serve as Portfolio Manager of the Portfolios. As a result, all references to Mr. Weiner serving in that capacity is removed from the Portfolios' prospectuses and statement of additional information. Benjamin Wang and Zoey Zhu will continue to serve as Portfolio Managers of the Portfolios.

Please retain this Supplement with your records.

109-31-70632 02-24